UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 20, 2009 (November 19, 2009)

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6350 South 3000 East
Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 19, 2009, Overstock.com, Inc. (the “Company”) received a letter from the Nasdaq Stock Market (“Nasdaq”) notifying the Company that it violated Nasdaq Listing Rule 5250(c)(1) when the Company filed its Quarterly Report on Form 10-Q for the period ended September 30, 2009 because the financial statements included therein had not been reviewed in accordance with Statement of Auditing Standards No. 100. The letter also notified the Company that the filing did not contain the certifications required under sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

Under Nasdaq rules, the Company now has 60 calendar days, or until January 18, 2010, to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rules. If Nasdaq accepts the plan, the Company will have until May 17, 2010 to regain compliance.  The action the Company has determined to take regarding this matter is to continue to work with the Staff of the Securities and Exchange Commission to resolve the issues addressed in the Staff’s recent comment letters to the Company, and to engage another independent audit firm to review the Company’s financial statements for the periods ending September 30, 2009.  The Company intends to file an amendment to its September 30, 2009 Form 10-Q to include the reviewed financial statements, as well as the Section 302 and 906 certifications, promptly after the completion of that review.

A copy of a press release the Company issued on November 20, 2009 regarding its receipt of the Nasdaq notice is included as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits.                99.1         Press Release dated November 20, 2009.

Certain statements contained in this Form 8-K may be “forward-looking statements.” Our Form 10-K/A for the year ended December 31, 2008, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, and our Current Report on Form 8-K filed on November 16, 2009, or any amendments thereto, and our other subsequent filings with the Securities and Exchange Commission identify important factors that could cause our actual results to differ materially from those contained in any of our projections, estimates or forward-looking statements. In addition, there also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also affect the accuracy of any such forward-looking statements or could impair the Company’s business or results of operations. You are cautioned not to place undue reliance on any forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Stephen J. Chesnut
Stephen J. Chesnut
Senior Vice President, Finance
Date: November 20, 2009